Exhibit 10.2

SIXTH SUPPLEMENTAL INDENTURE

This SIXTH SUPPLEMENTAL INDENTURE, (this “Supplemental Indenture”) dated as of December 13, 2024, by and among Trinseo Materials Operating S.à r.l. (formerly known as Trinseo Materials Operating S.C.A.), a private limited liability company (société à responsabilité limitée) organized and existing under the laws of the Grand Duchy of Luxembourg having its registered office at 26, boulevard Royal, L-2449 Luxembourg, Grand Duchy of Luxembourg, registered with the Luxembourg Trade and Companies Register (the “RCS”) under number B 153.586 (the “Company”), Trinseo Holding S.à r.l., a private limited liability company (société à responsabilité limitée) organized and existing under the laws of the Grand Duchy of Luxembourg, having its registered office at 26, boulevard Royal, L-2449 Luxembourg, Grand Duchy of Luxembourg, registered with the RCS under number B 153.582 (the “Successor Company”), Trinseo Materials Finance, Inc., a Delaware corporation (“Trinseo Finance” and, together with the Company, the “Issuers”), the Guarantors (as defined in the Indenture referred to herein) and The Bank of New York Mellon, as trustee (the “Trustee”) under the Indenture referred to below.

W I T N E S S E T H:

WHEREAS, each of the Issuers, the Guarantors and the Trustee have heretofore executed and delivered an indenture dated as of March 24, 2021 (as amended, supplemented, waived or otherwise modified, including by that First Supplemental Indenture, dated as of May 3, 2021, by and among Altuglas LLC, as Guarantor, the Issuers and the Trustee, that Second Supplemental Indenture, dated as of August 27, 2021, by and among Trinseo Services Ireland Limited, as Guarantor, the Issuers and the Trustee, that Third Supplemental Indenture, dated as of November 5, 2021, by and among Aristech Surfaces LLC, as Guarantor, the Issuers and the Trustee, that Fourth Supplemental Indenture, dated as of December 20, 2022, by and among Trinseo Ireland Global IHB Limited, as Guarantor, the Issuers and the Trustee and that that Fifth Supplemental Indenture, dated as of April 12, 2023, by and among Heathland B.V., as Guarantor, the Issuers and the Trustee , the “Indenture”), providing for the issuance of $450.0 million aggregate principal amount of 5.125% Senior Notes due 2029 (the “Initial Notes”) (the Initial Notes and any Additional Notes are collectively referred to as the “Notes”);

WHEREAS, the Indenture provides that if either Issuer consolidates with or merges with or into any Person, such Person will expressly assume, by a supplemental indenture, amendment or other instrument executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, all the obligations of the Company under the Notes and the Indenture, subject to certain conditions, including compliance with Section 4.1(a)(3) thereof;

WHEREAS, Section 9.2 of the Indenture provides that compliance with any provision of the Indenture may be waived with the consent of Holders of at least a majority in aggregate principal amount of the Notes then outstanding;

WHEREAS, Holders representing a majority of the aggregate principal amount of Notes outstanding have agreed to waive (the “Waiver”) compliance with the requirements of Section 4.1(a)(3) of the Indenture in connection with the Merger (as defined below);

WHEREAS, on the date hereof, the Company will merge with and into the Successor Company (the “Merger”);

WHEREAS, the parties hereto desire to enter into this Supplemental Indenture contemporaneously with the Merger to evidence the assumption by the Successor Company of all the obligations of the Company under the Notes and the Indenture;

WHEREAS, pursuant to Section 9.1(2) of the Indenture, and after giving effect to the Waiver, the Trustee, the Issuers and the Guarantors are authorized to execute and deliver this Supplemental Indenture without the consent of any other Holder;

WHEREAS, the Issuers have requested and hereby request that the Trustee join them in the execution of this Supplemental Indenture and all acts and all things necessary to make this Supplemental Indenture a legal, valid and binding obligation of the Issuers and the Successor Company, in accordance with its terms, and a valid amendment of, and supplement to, the Indenture have been done and performed.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Successor Company, the Issuers and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1.         Defined Terms. As used in this Supplemental Indenture, terms defined in the Indenture or in the preamble or recitals hereto are used herein as therein defined. The words “herein,” “hereof” and “hereby” and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.

ARTICLE II

ASSUMPTION OF OBLIGATIONS

SECTION 2.1.         Assumption of Obligations. The Successor Company hereby agrees, as of the date hereof, to expressly assume all the obligations of the Company under the Notes and the Indenture, as if named the “Company” thereunder.

ARTICLE III

MISCELLANEOUS

SECTION 3.1.         Notices. All notices and other communications to the Successor Company, the Issuers and the Guarantors shall be given as provided in the Indenture and with respect to the Successor Company, shall be given at the same address as the Company.

SECTION 3.2.         Execution and Delivery. The Successor Company agrees that its assumption of all the obligations under the Notes and the Indenture shall remain in full force and effect notwithstanding the absence of any endorsement of any notation of such assumption on the Notes. Each Guarantor agrees that its Note Guarantee shall remain in full force and effect notwithstanding any failure to endorse on each Note a notation of any such Note Guarantee.

SECTION 3.3.         Successors. All agreements of the Successor Company, the Issuers and the Guarantors in the Indenture, this Supplemental Indenture and the Notes shall bind their successors. All agreements of the Trustee in the Indenture and this Supplemental Indenture shall bind its successors.

SECTION 3.4.         Parties. Nothing expressed or mentioned herein is intended or shall be construed to give any Person, firm or corporation, other than the Holders and the Trustee, any legal or equitable right, remedy or claim under or in respect of this Supplemental Indenture or the Indenture or any provision herein or therein contained.

SECTION 3.5.         Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. THE APPLICATION OF ARTICLES 470-1 TO 470-19 OF THE LUXEMBOURG LAW ON COMMERCIAL COMPANIES DATED AUGUST 10, 1915, AS AMENDED (THE “LUXEMBOURG COMPANIES LAW”) ARE EXPRESSLY EXCLUDED. THE PROVISIONS UNDER SECTION 13.10 OF THE INDENTURE IN RESPECT OF SUBMISSION TO JURISDICTION SHALL APPLY TO THIS SUPPLEMENTAL INDENTURE.

SECTION 3.6.         Severability. In case any provision in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and such provision shall be ineffective only to the extent of such invalidity, illegality or unenforceability.

SECTION 3.7.         Ratification of Indenture; Supplemental Indentures Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

SECTION 3.8.         The Trustee. The Trustee makes no representation or warranty as to the validity, adequacy or sufficiency of this Supplemental Indenture or with respect to the recitals or statements contained herein, all of which recitals are made solely by the other parties hereto, and the Trustee assumes no responsibility for their correctness.

SECTION 3.9.         Counterparts. The parties hereto may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. The exchange of copies of this Supplemental Indenture and of signature pages by PDF transmission shall constitute effective execution and delivery of this Supplemental Indenture as to the parties hereto and may be used in lieu of the original Supplemental Indenture for all purposes.

The exchange of copies of this Supplemental Indenture and of signature pages that are executed by manual signatures that are scanned, photocopied or by other electronic signing created on an electronic platform (such as DocuSign) or by digital signing (such as Adobe Sign), in each case that is approved by the Trustee, shall constitute effective execution and delivery of this Supplemental Indenture for all purposes. Signatures of the parties hereto that are executed by manual signatures that are scanned, photocopied or by other electronic signing created on an electronic platform (such as DocuSign) or by digital signing (such as Adobe Sign), in each case that is approved by the Trustee, shall be deemed to be their original signatures for all purposes of this Supplemental Indenture as to the parties hereto and may be used in lieu of the original.

Anything in this Supplemental Indenture or the Note to the contrary notwithstanding, for the purposes of the transactions contemplated by this Supplemental Indenture, the Notes and any document to be signed in connection with the Indenture or the Notes (including the Notes and amendments, supplements, waivers, consents and other modifications, Officer’s Certificates, Issuer Orders and Opinions of Counsel and other issuance, authentication and delivery documents) or the transactions contemplated hereby may be signed by manual signatures that are scanned, photocopied or other electronic signatures created on an electronic platform (such as DocuSign) or by digital signature (such as Adobe Sign), in each case that is approved by the Trustee, and contract formations on electronic platforms approved by the Trustee, and the keeping of records in electronic form, are hereby authorized, and each shall be of the same legal effect, validity or enforceability as a manually executed signature in ink or the use of a paper-based recordkeeping system, as the case may be.

SECTION 3.10.       Headings. The headings of the Articles and the Sections in this Supplemental Indenture are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

SECTION 3.11.       Benefits Acknowledged. The Successor Company’s assumption of all obligations under the Notes and the Indenture is subject to the terms and conditions set forth in the Indenture. The Successor Company acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Indenture and this Supplemental Indenture and that its assumption of all obligations under the Notes and the Indenture is knowingly made in contemplation of such benefits. Each Guarantor’s Note Guarantee is subject to the terms and conditions set forth in the Indenture. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Indenture and this Supplemental Indenture and that the guarantee made by it pursuant to its Note Guarantee is knowingly made in contemplation of such benefits.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

TRINSEO MATERIALS OPERATING S.À R.L.

By:	/s/ David Stasse
	Name:	David Stasse
	Title:	Manager

TRINSEO MATERIALS FINANCE, INC.

By:	/s/ David Stasse
	Name:	David Stasse
	Title:	Executive Vice President and Chief Financial Officer

TRINSEO HOLDING S.À R.L.

By:	/s/ David Stasse
	Name:	David Stasse
	Title:	Manager

THE BANK OF NEW YORK MELLON, as Trustee

By:	/s/ Leslie Morales
	Name:	Leslie Morales
	Title:	Vice President

TRINSEO (HONG KONG) LIMITED, as a Guarantor

SEALED with the COMMON SEAL of TRINSEO (HONG KONG) LIMITED and SIGNED by Leong Chin Bown,

/s/ Leong Chin Brown
[Signature of Director]
Leong Chin Bown

/s/ Martin (Fung) Chan
[Signature of Director]
Martin (Fung) Chan

In the presence of:

/s/ Chong Ying Ying
[Signature of Witness]

Name of Witness: Chong Ying Ying
Address of Witness: Unit 1207-17, 12/F, Tower 1, Metroplaza, 223 Hing Fong
Occupation of Witness: Administrative Specialist Kwai Fong, N.T. Hong Kong

Given under the common seal of

TRINSEO FINANCE IRELAND UNLIMITED COMPANY,
as Guarantor and delivered as a DEED

/s/ Seamus McCormack
Seamus McCormack
Director

/s/ Cristina Capacchietti
Cristina Capacchietti
Director

TRINSEO HOLDING B.V., as Guarantor

/s/ Han Hendriks
By:	Han Hendriks
Title:	Director

TRINSEO NETHERLANDS B.V., as Guarantor

/s/ Marius Cornelis van den Eijkel
By:	Marius Cornelis van den Eijkel
Title:	Director

Executed and Delivered as a Deed for and on behalf of TRINSEO HOLDINGS ASIA PTE, LTD.

By Cai Dongyu, as director and	/s/ Cai Dongyu
Director

Xu Chenbin, as director

In the presence of:

Sim Bee Leng	/s/ Sim Bee Leng
Name:	Signature of Witness

TRINSEO EUROPE GMBH, as Guarantor

By:	/s/ Bregje Leonarda van Kessel
	Name:	Bregje Leonarda van Kessel
	Title:	Managing Director

TRINSEO EXPORT GMBH, as Guarantor

By:	/s/ Bregje Leonarda van Kessel
	Name:	Bregje Leonarda van Kessel
	Title:	Managing Director

TRINSEO US HOLDING, INC., as Guarantor

By:	/s/ David Stasse
	Name:	David Stasse
	Title:	Executive Vice President and Chief Financial Officer

TRINSEO LLC, as Guarantor

By:	/s/ David Stasse
	Name:	David Stasse
	Title:	Executive Vice President and Chief Financial Officer

HEATHLAND B.V., as Guarantor

By:	/s/ Han Hendriks
	Name:	Han Hendriks
	Title:	Director

Given under the common seal of TRINSEO IRELAND GLOBAL IHB LIMITED, as Guarantor and delivered as a DEED

/s/ Johanna Frisch
Johanna Frisch
Director

/s/ Seamus McCormack
Seamus McCormack
Director

ARISTECH SURFACES LLC, as a Guarantor

By:	/s/ David Stasse
	Name:	David Stasse
	Title:	Executive Vice President and Chief Financial Officer

Given under the common seal of TRINSEO SERVICES IRELAND LIMITED, as Guarantor and delivered as a DEED

/s/ Seamus McCormack
Seamus McCormack
Director

/s/ Cristina Capacchietti
Cristina Capacchietti
Director

Given under the common seal of TRINSEO IRELAND HOLDINGS LIMITED, as Guarantor and delivered as a DEED

/s/ Seamus McCormack
Seamus McCormack
Director

/s/ Cristina Capacchietti
Cristina Capacchietti
Director

ALTUGLAS LLC, as a Guarantor

By:	/s/ David Stasse
	Name:	David Stasse
	Title:	Executive Vice President and Chief Financial Officer